As filed with the Securities and Exchange Commission on February 26, 1999


                                                        Registration No. 2-39272
                                                                        811-2162
================================================================================
                       Securities and Exchange Commission

                              Washington, DC 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [  ]

Pre-Effective Amendment No.                                     [  ]
Post-Effective Amendment No. 44                                 [ X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [  ]
Amendment No. 14                                                [  ]

                        (Check appropriate box or boxes.)

                      General American Separate Account Two
                           (Exact Name of Registrant)

                     General American Life Insurance Company
                               (Name of Depositor)

                                700 Market Street
                               St. Louis, MO                    63101
        (Address of Depositor's Principal Executive Offices) (Zip Code)

Depositor's Telephone Number, including Area Code:  (314) 231-1700

                          Matthew P. McCauley, Esquire
                     General American Life Insurance Company
                                700 Market Street
                               St. Louis, MO 63101
                     (Name and address of Agent for Service)

                                    Copy to:

                              Raymond A. O'Hara III
                        Blazzard, Grodd & Hasenauer, P.C.
                                 P. O. Box 5108
                               Westport, CT 06881
                                 (203) 226-7866







It is proposed that this filing will become effective:

[  ]  immediately upon filing pursuant to paragraph (b) of Rule 485
[  ]  on (date) pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485 [ X] on May 1, 1999 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following:

     _____ This post-effective amendment designates a new effective date for a previously field post-effective amendment.

Title of Securities Being Registered:

Group and Individual Variable Annuity Contracts



                       CROSS REFERENCE SHEET

                      (required by Rule 495)

ITEM NO.                                        Location

                              PART A

1.    Cover Page                                Cover Page

2.    Definitions                               Index of Special Terms

3.    Synopsis                                  Highlights

4.    Condensed Financial Information           Financial Statements

5.    General Description of Registrant,        The Company; Funds;
      Depositor, and Portfolio Companies        Other Information

6.    Deductions and Expenses                   Expenses

7.    General Description of the
      Variable Annuity Contracts                The Annuity Contracts

8.    Annuity Period                            Annuity Payments

9.    Death Benefit                             Death Benefit

10.   Purchases and Contract Value              Purchase

11.   Redemptions                               Access to Your Money

12.   Taxes                                     Taxes

13.   Legal Proceedings                         None

14.   Table of Contents for the                 Table of Contents of
      Statement of Additional                   the Statement of
      Information                               Additional Information



ITEM NO.                                        Location
                              PART B




15.   Cover Page                                Cover Page

16.   Table of Contents                         Table of Contents

17.   General Information and History           Company

18.   Services                                  Not Applicable

19.   Purchase of Securities                    Distribution
      Being Offered

20.   Underwriters                              Distribution

21.   Calculation of Performance Data           Performance Information

22.   Annuity Payments                          Annuity Provisions

23.   Financial Statements                      Financial Statements


                                 PART C

Information required to be included in Part C is set forth under the appropriate Item so numbered in Part C to this Registration Statement.




                                     PART A

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                                   PROSPECTUS
                                     FOR THE
                 GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACTS

This prospectus describes certain group and individual variable annuity contracts offered by General American Life Insurance Company (we, us, our). The contracts are deferred variable annuities. The contracts are offered as non-qualified annuities, individual retirement annuities (IRAs), tax sheltered annuities (TSAs), or pursuant to other qualified plans. These contracts provide for accumulation of contract values and annuity payments on a fixed and variable basis, or a combination fixed and variable basis.

The contracts have a number of investment choices (1 General Account and 8 Funds). The General Account is part of our general assets and provides an investment rate guaranteed by us. The eight Funds available are portfolios of General American Capital Company and Variable Insurance Products Fund which are listed below. You can put your money in any of these Funds which are offered through our separate account, General American Separate Account Two.

GENERAL AMERICAN CAPITAL COMPANY                           VARIABLE INSURANCE PRODUCTS FUND
Advised by: Conning Asset Management Company                Managed by: Fidelity Management & Research Company
         S & P 500 Index Fund                                 VIP: Equity-Income Portfolio
         Money Market Fund                                    VIP: Growth Portfolio
         Bond Index Fund                                      VIP: Overseas Portfolio
         Managed Equity Fund
         Asset Allocation Fund

Please read this Prospectus before investing. You should keep it for future reference. It contains important information. To learn more about the Contract, you can obtain a copy of the Statement of Additional Information (SAI) (dated May 1, 1999). The SAI has been filed with the Securities and Exchange Commission
(SEC) and is legally a part of the Prospectus. If you wish to receive, at no charge, the SAI, call us at (800) 449-6447 (toll free) or write us at: 700
Market Street, St. Louis, Missouri 63101. The SEC has a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically. The Table of Contents of the SAI is on Page__ of this Prospectus.

The Contracts:

         *        are not bank deposits
         *        are not federally insured
         *        are not endorsed by any bank or government agency
         *        are not guaranteed and may be subject to loss of principal

The SEC has not approved these contracts or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.




MAY 1, 1999



TABLE OF CONTENTS

INDEX OF SPECIAL TERMS

SEPARATE ACCOUNT  TABLE OF FEES AND EXPENSES

HIGHLIGHTS

THE COMPANY

THE ANNUITY CONTRACTS

PURCHASE
Purchase Payments
Allocation Of Purchase Payments

FUNDS
General American Capital Company
Variable Insurance Products Fund
The General Account
Transfers
Additions, Deletions and Substitutions

EXPENSES
Surrender  Charges  (contingent   Deferred  Sales  Charge)
Charge-Free  Amounts
Administrative  Charge
Transfer Charge
Mortality And Expense Risk Charge
Premium Tax
Federal  Income  Tax
Expenses - Capital  Company  And  Variable  Insurance
   Products Fund

ACCUMULATED VALUE

ACCESS TO YOUR MONEY
Surrenders And Partial Withdrawals
Termination Benefits

DEATH BENEFIT
Death of Contract Owner During the Accumulation Phase
Death of Annuitant During the Accumulation Phase
Death of Annuitant During the Income Period
Special Tax Considerations

ANNUITY PAYMENTS
Annuity Income Options
Value of Variable Annuity Payments

TAXES

PERFORMANCE

OTHER INFORMATION
Separate Account Two
Year 2000
Voting Rights
Distributor Of The Contracts
The Beneficiary
Assignments And Transfers
Deferment Of Payment
General Matters
Financial Statements

TABLE OF CONTENTS OF THE STATEMENT OF
ADDITIONAL INFORMATION

APPENDIX A

Historical Table Of Units And Unit Values For Qualified Plans
Historical Table Of Units And Unit Values For Nonqualified Plans
Table Of Units And Unit Values

INDEX OF SPECIAL TERMS

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. They are identified in the text in italic and the page that is indicated here is where we believe you will find the best explanation for the word or term.


                                                                            Page

Accumulation Phase..............................................................
Accumulation Unit ..............................................................
Annuitant         ..............................................................
Annuity Commencement Date.......................................................
Annuity Income Options..........................................................
Annuity Payments  ..............................................................
Annuity Unit      ..............................................................
Beneficiary       ..............................................................
Business Day....................................................................
General Account   ..............................................................
Income Phase      ..............................................................
Funds             ..............................................................
Joint Owner       ..............................................................
Non-Qualified     ..............................................................
Owner             ..............................................................
Purchase Payment  ..............................................................
Qualified         ..............................................................
Tax Deferral      ..............................................................



GENERAL AMERICAN SEPARATE ACCOUNT TWO TABLE OF FEES AND
EXPENSES
Owner Transaction Expenses

Surrender Charges (Expressed as a percentage of amount withdrawn):

First Contract Year                 9.00%
Second Contract Year                8.00%
Third Contract Year                 7.00%
Fourth Contract Year                6.00%    The surrender charge is levied only when you withdraw.
Fifth Contract Year                 5.00%    money from your Contract. The first 10% of the account
Sixth Contract Year                 4.00%    value you withdraw in any contract year will not have
Seventh Contract Yar                3.00%    a surrender charge applied to it.
Eighth Contract Year                2.00%
Ninth Contract Year                 1.00%

Transfer Fee:              None

Separate Account Annual Fees (as a percentage of the accumulated value of your Contract)

Mortality and Expense Risk:                                                     1.00%
                                                                                -----
TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES:                                         1.00%

Fund Expenses

General American Capital Company Annual Fund Operating Expenses (expressed as a percentage of average net assets):


Fund                             Investment                    Administration             Total Fund
                                 Advisory Fees                 Fees                       Operating Expenses
                                 -------------                 ----                       ------------------

S & P 500 Index Fund              .250%                       .050%                         .300%
Money Market Fund                 .125%                       .080%                         .205%
Bond Index Fund                   .250%                       .050%                         .300%
Managed Equity Fund*              .400%                       .100%                         .500%
Asset Allocation Fund             .500%                       .100%                         .600%

* Investment advisory fees applicable to the Managed Equity Fund decline ratably on the average daily net assets in excess of $10 million (see the General American Capital Company Prospectus).

Examples. If you surrendered your Contract after the end of the specified time period, you would pay the following aggregate expenses on a $1,000 investment, assuming 5% annual return:



                                                 1 Year           3 Years            5 Years                    10 Years
                                                 ------           -------            -------                    --------
S & P 500 Index Fund                             $                 $                  $                          $156.77
Money Market Fund                                                                                                 146.03
Bond Index Fund                                                                                                   156.77
Managed Equity Fund                                                                                               179.05
Asset Allocation Fund                                                                                             190.01

If you do not surrender your Contract after the end of the specified time period, you would pay the following aggregate expenses on the same investment:


                                                1 Year             3 Years            5 Years                   10 Years
                                                ------             -------            -------                   --------
S & P 500 Index Fund                             $                  $                  $                         $156.77
Money Market Fund                                                                                                 146.03
Bond Index Fund                                                                                                   156.77
Managed Equity Fund                                                                                               179.05
Asset Allocation Fund                                                                                             190.01

If you annuitize after the end of the specified time period, you would pay the following aggregate expenses on the same investment:


                                                 1 Year            3 Years            5 Years                  10 Years
                                                 ------            -------            -------                  --------
S & P 500 Index Fund                             $                 $                   $                         $156.77
Money Market Fund                                                                                                 146.03
Bond Index Fund                                                                                                   156.77
Managed Equity Fund                                                                                               179.05
Asset Allocation Fund                                                                                             190.01


Variable Insurance Products Fund Annual Expenses:


Fund                                           Management Fee            Other Expenses           Total Annual Expenses
----                                           --------------            --------------           ---------------------
VIP:  Equity-Income                                  0.500%                   0.080%                             0.580%
Portfolio
VIP:  Growth Portfolio                               0.600%                   0.090%                             0.690%
VIP:  Overseas Portfolio                             0.750%                   0.170%                             0.920%


The above fees reflect charges incurred by these portfolios in 1998. Fees assessed against the portfolios are based on the monthly average net assets of all the mutual funds advised by Fidelity Management & Research Company ("FMR") and may fluctuate from year to year (see the Variable Insurance Products Funds' Prospectus).

Examples. If you surrendered your Contract after the end of the specified time period, you would pay the following aggregate expenses on a $1,000 investment, assuming 5% annual return:


Fund                                                   1 Year              3 Years             5 Years           10 Years
----                                                   ------              -------             -------           --------
VIP:  Equity-Income Portfolio                          $                     $                 $                 $
VIP:  Growth Portfolio
VIP:  Overseas Portfolio

If you do not surrender your Contract after the end of the specified time period, you would pay the following aggregate expenses on the same investment:


Fund                                                  1 Year                 3 Years            5 Years           10 Years
----                                                  ------                 -------            -------           --------
VIP:  Equity-Income Portfolio                          $                      $                 $                $
VIP:  Growth Portfolio
VIP:  Overseas Portfolio

If you annuitize after the end of the specified time period, you would pay the following aggregate expenses on the same investment:


Fund                                                  1 Year                3 Years            5 Years           10 Years
----                                                  ------                -------            -------           --------
VIP:  Equity-Income Portfolio                          $                     $                  $                $
VIP:  Growth Portfolio
VIP:  Overseas Portfolio


Notes to Table of Fees and Expenses and Examples

The purpose of the tables above is to help you understand the costs and expenses that you will bear directly or indirectly. The examples above are not a representation of actual, past or future expenses, and actual expenses may be higher or lower than those shown. The expense amounts in the examples are aggregate amounts for the total number of years indicated.

Neither the table nor the examples reflect any premium taxes that may be applicable to your contract. Such taxes currently range from 0% to 3.5%.

There can be no assurance that the investment experience of the Funds in the future will be comparable to past experience.


                                   HIGHLIGHTS

The variable annuity contract that we are offering is a contract between you, the owner, and us, the insurance company. The Contract provides a means for investing on a tax-deferred basis in our General Account and 8 Variable Funds. The Contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit as well as other insurance related benefits. If you choose to have your money invested in the Funds you will bear the entire investment risk.

The Contract, like all deferred annuity contracts, have two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving regular payments from your contract.

You can choose to receive annuity payments on a variable basis, fixed basis, or combination of both. If you choose variable payments, the amount of the variable annuity payments will depend upon the investment performance of the Funds you select for the income phase. If you choose fixed payments, the amount of the fixed annuity payments are level for the payout period.

Free Look. If you cancel your Contract within 20 days after receiving it (or whatever period is required in your state), we will give you back your purchase payments. In some states we are required to give you back the value of your contract that is invested in the Funds plus any purchase payments you allocated to the General Account.

Tax Penalty. The earnings in your Contract are not taxed until you take money out of your Contract. If you take money out during the accumulation phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on these earnings. Payments during the income phase are considered partly a return of your original investment.

Inquiries. If you need more information or require assistance after you purchase a contract, please contact us at:

         General American's Variable Annuity Administration Department
         P.0. Box 14490
         St. Louis, Missouri 63178-4490
         (800) 449-6447.

All inquiries should include the Contract number and the name of the contract owner and/or the annuitant.



                                   THE COMPANY

General American Life Insurance Company ("General American") is a stock insurance company wholly-owned by GenAmerica Corporation. GenAmerica Corporation is wholly-owned by General American Mutual Holding Company, a mutual holding company organized under Missouri law. General American was chartered in 1933 and since then has continuously engaged in the business of life insurance, annuities, and accident and health insurance. General American's National Headquarters (Home Office) is located at 700 Market Street, St. Louis. Missouri 63101. The telephone number is 314-231-1700. It is licensed to do business in 49 states of the U.S., the District of Columbia, Puerto Rico, and is registered in Canada and licensed in the Provinces of Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland, Nova Scotia, Ontario, Prince Edward Island, Quebec, and Saskatchewan.

General American Mutual Holding Company ("GAMHC") has announced that it is developing a plan under which it would convert from a mutual company to a publicly-held stock company. Conversion to a stock company, or "demutualization", would be subject to policyholder and regulatory approval, as well as the satisfaction of certain other conditions. Demutualization would not affect General American's contractual obligations. If, and when, GAMHC adopts a conversion plan, information about the plan will be made available to policyholders in accordance with applicable law and regulations.

                              THE ANNUITY CONTRACTS

This Prospectus describes the variable annuity contracts that we are offering.

An annuity is a contract between you, the owner, and us, the insurance company, where we promise to pay you an income, in the form of annuity payments, beginning on a designated date in the future. Until you decide to begin receiving annuity payments, your annuity is in the accumulation phase. Once you begin receiving annuity payments, your contract enters the income phase.

The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract.

The Contract is called a variable annuity because you can choose among the Funds, and depending upon market conditions, you can make or lose money in any of these Funds. If you select the variable annuity portion of the Contract, the amount of money you are able to accumulate in your Contract during the accumulation phase depends upon the investment performance of the Fund(s) you select. If you select the fixed annuity portion of the Contract, the value will also depend upon the interest we credit to the General Account.

The Contracts consist of a group variable annuity contract for use in a Tax Sheltered Annuity (Section 403(b) annuity) Plans (TSA), and individual variable annuity contracts for use in HR-10 (Keogh) Plans, traditional Individual Retirement Annuity (IRA) Plans, Simplified Employee Pension Plans, and non-qualified retirement plans. When you buy a TSA under the group variable annuity contract, we issue you a certificate which sets out all of your rights and benefits.


                                    PURCHASE

You can purchase this Contract by completing an application and providing us with an initial purchase payment. We will not issue a contract or certificate if the annuitant is older than 79 1/2.

Purchase Payments

The minimum initial purchase payment permitted is $25. Afterwards, the purchase payments must be at least $25 and cannot exceed the annual equivalent of twice the initial purchase payment. For example, if you established a planned purchase payment of $50.00 per month, the total of all purchase payments in any contract year could not exceed $1200. Any purchase payments in excess of this amount will be accepted only after our prior approval.

Additional purchase payments on qualified contracts are limited to proceeds from certain qualified plans. Purchase payments for other types of contracts can be made at anytime during the accumulation phase so long as the annuitant is living.

You may elect to make purchase payments by means of a pre-authorized check ("PAC") procedure. Under a PAC procedure, amounts will be deducted each month from your checking account and applied as a purchase payment under a Contract. You can also ask us to bill you for planned purchase payments.

Allocation of Purchase Payments

You specify how you want your purchase payments allocated. You may allocate each purchase payment to one or more of the Funds and/or the General Account. However, the requested allocations must be in whole number percentages, total 100%, and involve amounts of at least $25. You can change the allocation instructions for future purchase payments by sending a written notice.

If the application is in good order, the initial purchase payment will be credited within two business days after receipt of the application. However, if an application is not in good order (missing information, etc.), we may retain the initial purchase payment for up to five business days, plus the trade date, while attempting to complete the application. If the application cannot be made in good order within five business days, plus the trade date, the initial purchase payment will be returned immediately unless you consent in writing to us retaining the initial purchase payment until the application is in good order. Subsequent purchase payments are credited within one business day after receipt.

Our business days are everyday when both the New York Stock Exchange and us are open for business. The following are not business days for us. New Years Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Friday after Thanksgiving Day and Christmas Day. Our business day ends when the New York Stock Exchanges closes, usually 4:00 PM Eastern Time.

                                      FUNDS

The Contract gives you the choice of allocating purchase payments to our General Account, or to one or more of the Funds listed below. The Funds are managed by leading investment advisors. Additional Funds may be available in the future.

Each of these Funds has a separate prospectus that is provided with this prospectus. You should read the Fund prospectus before you decide to allocate your assets to the Fund.

General American Capital Company

General American Capital Company ("Capital Company") is advised by Conning Asset Management Company ("Investment Adviser"). Capital Company currently operates eight separate investment Funds, five of which are available under the Contract. The assets of each Fund are separate from the others and each Fund has separate investment objectives and policies. As a result, each Fund operates as a separate investment portfolio and the investment performance of one Fund has no effect on the investment performance of any other Fund. The following Funds are available under the Contracts.

         *         S & P 500 Index Fund
         *         Money Market Fund
         *         Bond Index Fund
         *         Managed Equity Fund
         *         Asset Allocation Fund

Variable Insurance Products Fund

Variable Insurance Products Fund ("VIP") is managed by Fidelity Management & Research Company ("FMR") of Boston, Massachusetts. VIP currently has five separate investment portfolios, but only the three listed below are currently available under the Contracts. The following Funds are available under the Contracts.

         *         VIP:  Equity-Income Portfolio
         *         VIP:  Growth Portfolio
         *         VIP:  Overseas Portfolio

The General Account

If you elect the General Account we will credit interest at an effective annual rate of at least 4% to purchase payments or portions of purchase payments allocated or transferred to the General Account under the Contracts. We may, at our sole discretion, credit a higher rate of interest to the General Account, or to amounts allocated or transferred to the General Account.

Transfers

You may transfer amounts as follows:

         1.       Between the General Account and one or more of the Funds; or

         2        Among the Funds.

These transfers will be subject to the following rules:

         1. Transfers must be made by written request or by telephone, provided we have a Telephone Authorization Form in good order completed by you.

         2. Transfers from or among the Funds may be made at any time and must be at least $100 or the entire amount of an Fund, if smaller.

         3. Transfers from the General Account to the Funds may be made once each year on the Contract's anniversary date and must be at least $100 but no more than 25% of the amount in the General Account prior to the transfer.

We may revoke or modify the transfer privilege at any time, including the minimum amount for a transfer and the transfer charge, if any.

Additions, Deletions and Substitutions

We may be required to substitute another Fund for one of the Funds you have selected. We would not do this without the prior approval of the Securities and Exchange Commission. We may also limit further investment in a Fund. We will give you notice of our intent to take either of these actions.

                                    EXPENSES

There are charges and other expenses associated with the Contracts that reduce the return on your investment in the Contract. These charges and expenses are:

Surrender Charges (Contingent Deferred Sales Charge)

For Contracts sold prior to May of 1982, a sales charge equal to 4.75% is imposed on all purchase payments to cover sales and distribution expenses. Contracts sold afterwards impose surrender charges (sometimes referred to as a contingent deferred sales charge) to recover these costs. The surrender charge percentage is based on the age of the Contract as shown in the following schedule:

                                SURRENDER CHARGE

Number of Complete Years                         Percentage Charge
Since Purchasing the Contract                    On Amount Withdrawn
-----------------------------                    -------------------
                  0-1                                         9%
                  2                                           8%
                  3                                           7%
                  4                                           6%
                  5                                           5%
                  6                                           4%
                  7                                           3%
                  8                                           2%
                  9                                           1%

Upon full surrender, the surrender charge is calculated by multiplying the surrender charge percentage by the Contract's accumulated value. The surrender charge is deducted from amounts remaining in your Contract, if sufficient. If not, the surrender charge is taken from the amount you requested to the extent necessary and the withdrawal is considered a full surrender. In addition, surrender charges are not applied in the event of death, disability, or annuitization after five Contract Years.

The surrender charge will never exceed 9% of total net purchase payments.

Charge-Free Amounts

If a Contract is within the nine year surrender charge period (the first nine contract years), an amount may be withdrawn up to 10% of your accumulated account value (determined as of the date we receive the withdrawal request) each contract year without incurring a surrender charge. Any percentages of your accumulated value previously withdrawn during a contract year are subtracted from 10% in calculating the remaining percentage of account value that is available for withdrawal during the same contract year.

Administrative Charge

For Contracts sold prior to May of 1982, an administrative charge of $10 per year is also imposed during the accumulation phase.

Transfer Charges

For Contracts sold prior to May of 1982, a $5 charge is imposed whenever funds are transferred between the General Account and Separate Account.

Mortality and Expense Risk Charge

During both the accumulation phase and the income phase, charges to cover mortality and expense risk are made each business day as a percentage of the accumulated value of the Contract. The charge for mortality and expense risk is 1% annually.

The mortality risk assumed by us is that annuitants may live longer than the time estimated when the risk in the Contract is established. We agree to continue to pay annuity installments, determined in accordance with the annuity tables and other provisions contained in the Contract, and in accordance with the option selected (see "Annuity Income Options"), to each annuitant regardless of how long he lives and regardless of how long all annuitants as a group live. The expense risk assumed by us is that if the charge for mortality and expenses is not sufficient to cover administrative expenses, the deficiency will be met from our General Account.

We can modify a group Contract prospectively, with respect to future participants, after the Contract has been in force for at least three years. No modifications can affect the annuitants in any manner without an annuitant's written consent, unless such modification is deemed necessary to give you or the annuitants the benefit of federal or state statutes or Treasury Department rules or regulations.

Premium Taxes

Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from the value of the contract for them. Some of these taxes are due when the contract is issued, and others are due when annuity payments begin. When a premium tax is due at the time the purchase payment is made, we will deduct from the payment such tax. Premium taxes generally range from 0% to 3.5%, depending on the state.

Income Taxes

We will deduct from the contract for any income taxes which we incur because of the contract. At the present time, we are not making any such deductions.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various Funds, which are described in the attached fund prospectuses.

                                ACCUMULATED VALUE

The accumulated value is the value of your Contract. It is the sum of your interest in the various Funds and our General Account.

Accumulated Value

During the accumulation phase, the value of the variable portion of your contract will go up or down depending upon the investment performance of the Fund(s) you choose. We calculate your accumulated value after the New York Stock Exchange closes each business day.

Your accumulated value will be determined on a daily basis. On the date your initial net purchases payment is applies to the General Account and/or the Funds, your accumulated value in a Fund will equal the portion of any purchase payment allocated to the Fund.

Thereafter, on each business day, the accumulated value in a Fund will equal:

     1. The accumulated value in the Fund on the preceding business day, multiplied by the Funds Net Investment Factor (defined below) for the business day; plus

     2. Any purchase payments received during the current business day which are allocated to the Fund; plus

     3. Any amounts transferred to the Fund from the General Account or from another Fund during the current business day; minus

     4. That portion transferred from the Fund to the General Account, or another Fund during the current business day (including any transfer charges); minus

     5. Any partial withdrawals from the Fund during the current business day; minus

     6. Any withdrawal or surrender charges incurred during the business day in connection with a partial withdrawal.

Net Investment Factor

The Net Investment Factor measures the investment performance of a Fund from business day to business day. The Net Investment Factor for each Fund for a business day is calculated as follows:

     1.   The valuation assets at the end of the preceding business day ; plus

     2.   The    investment    income    and    capital     gains-realized    or
          unrealized-credited to the assets for the business day for which the Net Investment Factor is being determined.

     3. The capital losses, realized or unrealized, charged against those assets during the business day; minus

     4. Any amount charged against each Fund for taxes, or any amount set aside during the business day as a reserve for taxes attributable to the operation or maintenance or each Fund; minus

     5. A charge not to exceed 0.022740% of the assets for each calendar day. This corresponds to 1% per year for mortality and expense risk; divided by

     6.   The value of the assets at the end of the preceding business day.

The accumulated value is expected to change from business day to business day, reflecting the investment experience of the selected Funds as well as the daily deduction of charges.

For Contracts issued prior to the reorganization of the Separate Account into a unit investment trust, a daily adjustment to values held in the Fund of the Separate Account that invests in the Managed Equity Fund will be made to offset fully the effect of any and all additional expenses (other than advisory expenses for the Managed Equity Fund) of a type or in an amount which would not have been borne by the Separate Account prior to the reorganization.

                              ACCESS TO YOUR MONEY

You can have access to the money in your Contract:

     *    by making a withdrawal (either a partial or a complete withdrawal);

     *    when a death benefit is paid; or

     *    by electing to receive annuity payments.

Surrenders and Partial Withdrawals

You may surrender the Contract or make a partial withdrawal to receive all or part of your accumulated value, at any time before you begin receiving annuity payments and while the annuitant is living, by sending us a written request.

The amount available for surrender or partial withdrawal is your accumulated value, less any surrender or withdrawal charges. In the event of a partial withdrawal, the amount of any withdrawal charge will be deducted from the remaining accumulated value and not from the amount withdrawn. The amount payable to you upon surrender or withdrawal may be paid in a lump sum or, if elected, all or any part may be paid out under an Annuity Income Option. (See "Annuity Income Options.")

The minimum amount that can be withdrawn is $100. If you do not tell us otherwise, the amounts will be withdrawn from the Funds and the General Account on a pro rata basis. The amount paid on the surrender or withdrawal will ordinarily be paid within seven days after we receive a written request in good order.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

Termination Benefits

If you own a Tax Sheltered Variable Annuity Contract, you have certain rights if you terminate your participation prior to the Annuity Commencement Date. Upon termination of participation prior to the Annuity Commencement Date, you may elect:

     * to have the accumulated value applied to provide annuity payments under one of the annuity income options described below, or

     * to leave the accumulated value in the Contract, in which case the number of accumulation units in your individual account will remain fixed, but the value thereof will vary as described in the Section "Accumulated Value", or

     * to receive the accumulated value on the basis of the accumulation unit value next determined after the written request for surrender is received by us; or

     * to convert to an Individual Variable Annuity Contract, if appropriate individual Contracts are issued by us on the effective date of termination, on the basis set forth by us at the time of such conversion.

                                  DEATH BENEFIT

Death of Contract Owner During the Accumulation Phase

If the you die during the accumulation phase, and your spouse is the beneficiary, we will treat your spouse as the new contract owner. Otherwise, if the you die during the accumulation phase, this Contract will no longer be in force. We will pay your interest in the Contract to your beneficiary in a lump sum upon receiving proof of your death. If there is no beneficiary, the proceeds will be paid to your estate. If there are joint owners, the death benefit will be paid out on the first death to occur.

This payment will be made within five years after the date of your death unless you or your beneficiary choose, by providing us with written notice, one of the options described below:

         * Leave the proceeds of the Contract with us as provided under Annuity Income Option 6 of this Contract (or Option 7 in the case of a non-qualified Contract) . Any amount remaining unpaid under Annuity Income Option 6 will be paid in a lump sum to the beneficiary before the end of the fifth year after the your death.

         * Buy an immediate annuity for the beneficiary, who will be the owner and annuitant. Payments under the annuity, or under any other method of payment we make available, must be for the life of the beneficiary, or for a number of years that is not more than the life expectancy of the beneficiary at the time of your death (as determined for Federal tax purposes), and must begin within one year after your death.

Death of Annuitant During the Accumulation Phase

When we receive due proof of the death of the annuitant during the accumulation phase, we will pay the beneficiary the accumulated value of the Contract. The accumulated value will be the value next determined following our receipt of due proof of death of the annuitant as well as proof that the annuitant died during the accumulation phase. The beneficiary must receive the amount payable under a payout method available for the Death of Owner explained above.

If a beneficiary has not been designated by the annuitant or if a beneficiary designated by the annuitant is not living on the date a lump sum death benefit is payable, or on the date any payments are to be continued, we will pay the lump sum death benefit for the commuted value of the payments to the deceased annuitant's spouse. If the spouse is not living, then payments will be made equally to the annuitant's surviving children. If the children are not surviving, then payments will be made to either the surviving father or mother or to both equally if both survive. If none of the above survive the annuitant, then payments will be made to his or her executors or administrators.

Death of Contract Owner or Annuitant During the Income Phase

If the you or the annuitant dies during the income phase, the Annuity Income Option then in effect will govern as to whether or not we will continue to make any payments. Any remaining payments will be made at least as rapidly as at the time of death.

Special Tax Considerations

There are special tax rules that apply to IRA and other qualified contracts during both the accumulation phase and income phase governing distributions upon the death of the owner. These rules are contained in provisions in the attached endorsements and supersede any other distribution rules contained in the Contract.

The preceding provisions regarding the death of the owner are intended to satisfy the distribution at death requirements of section 72(s) of the Internal Revenue Code of 1986, as amended. We reserve the right to amend this Contract by subsequent endorsement as necessary to comply with applicable tax requirements, if any, which are subject to change from time to time. Such additional endorsements, if necessary to comply with amended tax requirements, will be mailed to you and become effective within 30 days of mailing, unless you notify us in writing, within that time frame, that you reject the endorsement.

Avoiding Probate

In most cases, when you die, the person you choose as your beneficiary will receive the death benefit without going through probate. However, the avoidance of probate does not mean that the beneficiary will not have tax liability as a result of receiving the death benefit.

                                ANNUITY PAYMENTS

Under the Contracts you can receive regular income payments. You can choose the month and year in which those payments begin. We call that date the Annuity Commencement Date. We ask you to choose your Annuity Commencement Date and Annuity Income Option when you purchase the Contract. You can change either at any time before the Annuity Commencement Date with 30 days notice to us.

The annuitant is the person whose life we look to when make annuity payments.

Annuity Income Options

The Annuity Income Options, with the exception of Option 7, may be selected on either a variable annuity or a fixed payment basis, or a combination of both. In the absence of an election to the contrary, the variable accumulated value will be applied to provide variable annuity payments and the guaranteed accumulated value will be applied to provide guaranteed annuity payments.

The minimum amount which may be applied under an option is $5,000 and the minimum annuity payment is $50 (or any lower amount required by state law). If the accumulated value is less than $5,000 when the Annuity Commencement Date arrives, we will make a lump sum payment of such amount to the you. If at any time payments are, or become less than $50, we have the right to change the frequency of payments to intervals that will result in installments of at least $50.

The following options are available:

         Option 1 - Life Annuity -Under this option we make monthly income payments during the lifetime of the annuitant and terminating with the last payment preceding his/her death.

         Option 2 - Life Annuity with 60, 120, l80, or 240 Monthly Payments Guaranteed Under this option we make monthly income payments during the lifetime of the annuitant. We guarantee that if, at the death of the annuitant, payments have been made for less than a stated certain period, which may be five, ten, fifteen or twenty years, as elected, the monthly income will continue during the remainder of the stated period to the beneficiary. However, the beneficiary may elect to receive a single sum payment. A single sum payment will be equal to the present value of remaining payments as of the date of receipt of due proof of death commuted at the assumed investment rate.

         Option 3 - Unit Refund Life Annuity - Under this option, we make monthly income payments during the lifetime of the annuitant, terminating with the last payment preceding his/her death. If the annuitant dies, the beneficiary will receive an additional payment of the then dollar value of the number of annuity units. This is equal to the excess, if any, of (a) over (b) where (a) is the total amount applied under the option divided by the annuity unit value at the Annuity Commencement Date and (b) is the number of annuity units represented by each payment multiplied by the number of payments made.

         For example, if $19,952.07 were applied under this option for a male at age 65 on the Annuity Commencement Date, the annuity unit value in the appropriate Fund on such date was $12.071, the number of annuity units represented by each payment was ten, thirteen Annuity payments were paid prior to the date of death, and the value of an annuity unit on the date of death was $12.818, the amount paid to the beneficiary would be $19,520.44.

         Option 4 - Joint and Survivor Income for Life - Under this option we make monthly income payments during the joint lifetime of the annuitant and another named individual and thereafter during the lifetime of the survivor. Payments cease with the last income payment due prior to the death of the survivor.

         Option 5 - Income for a Fixed Period - Under this option, we make annual, semiannual, quarterly, or monthly payments over a specified number of years, not less than three and not more than thirty. When payments are made on a variable basis, a mortality and expense risk charge continues to be assessed, even though we do not incur a mortality risk under this option. The person considering this option should consult his tax adviser about the possibility that this selection might be held to be "constructive receipt" of the entire accumulated value and result in adverse tax treatment.

         Option 6 - Income of a Fixed Amount - Under this option, we make fixed equal payments annually, semiannually, quarterly, or monthly (not less than $75 per annum per $1,000 of the original amount due) until the proceeds applied under this option, with interest credited at the current annual rate, are exhausted. The final installment will be for the remaining balance. When payments are made on a variable basis, a mortality and expense risk charge continues to be assessed, even though we incur no mortality risk under this option. The person considering this option should consult his tax adviser about the possibility that such selection might be held to be "constructive receipt" of the entire accumulated value and result in adverse tax treatment.

         Option 7 - Interest Income (may be available to Non-qualified Annuities only) Under this option, you can place your Accumulated Value on deposit with us in our General Account and we will make annual, semiannual, quarterly, or monthly payments, as selected. Your remaining balance will earn interest at a rate not be less than 4% per annum.

Value of Variable Annuity Payments

The dollar amount of your payment from the Fund(s) will depend upon four things:

     *    the value of your Contract in the Fund(s) on the Annuity  Commencement
          Date;

     * the 4% assumed investment rate used in the annuity table for the Contract; and

     *    the performance of the Funds you selected;  and

     * if permitted in your state and under the type of Contract you have purchased, the age and sex of the annuitant(s).

If the actual performance exceeds the 4% assumed rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual performance is less than 4% plus the amount of the deductions, your annuity payments will decrease.

The value of all payments (both guaranteed and variable) will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

The method of computation of variable annuity payments is described in more detail in the Statement of Additional Information.

TAXES

NOTE: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts in General

Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you are taxed depending on how you take the money out and the type of contract - qualified or non-qualified (see following sections).

Under non-qualified contracts, you, as the owner, are not taxed on increases in the value of your contract until a distribution occurs - either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have received all of your purchase payments are fully includible in income.

When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.

Qualified and Non-qualified Contracts

If you purchase the contract as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a pension plan, specially sponsored program, or an individual retirement annuity, your contract is referred to as a qualified contract. Examples of qualified plans are: Individual Retirement Annuities
(IRAs), Tax-Sheltered Annuities (sometimes referred to as 403(b) contracts), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

Withdrawals - Non-qualified Contracts

If you make a withdrawal from your contract, the Code treats such a withdrawal as first coming from earnings and then from your purchase payments. Such withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

     (1)  paid on or after the taxpayer reaches age 59 1/2;

     (2)  paid after you die;

     (3) paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

     (4) paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

     (5)  paid under an immediate annuity; or

     (6)  which come from purchase payments made prior to August 14, 1982.

The Contract provides that upon the death of the Annuitant during the Accumulation Phase, the death proceeds will be paid to the beneficiary. Such payments made when the Annuitant, who is not the Contract Owner, dies do not qualify for the death of the Contract Owner exception (described in (2) above) and will be subject to the 10% distribution penalty unless the beneficiary is 59 1/2 years old or one of the other exceptions to the penalty applies.

Withdrawals - Qualified Contracts

The above information describing the taxation of non-qualified contracts does not apply to qualified contracts. There are special rules that govern with respect to qualified contracts. We have provided a more complete discussion in the Statement of Additional Information.

Withdrawals - Tax-sheltered Annuities

The Code limits the withdrawal of purchase payments made by owners from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner:

     (1)  reaches age 59 1/2;

     (2)  leaves his/her job;

     (3)  dies;

     (4)  becomes  disabled (as that term is defined in the Code); or

     (5)  in the case of hardship.

However, in the case of hardship, the owner can only withdraw the purchase payments and not any earnings.

Diversification

The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that the Funds are managed so as to comply with the requirements.

Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, are considered the owner of the shares of the Funds. If you are considered owner of the shares, it will result in the loss of the favorable tax treatment for the contract. It is unknown to what extent owners are permitted to select Funds, to make transfers among the Funds or the number and type of Funds owners may select from without being considered owner of the shares. If any guidance is provided which is considered a new position, then the guidance is generally applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the contract, could be treated as the owner of the Funds.

Section 403(b) Plans

Under Code Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes.

Code Section 403(b) (11) restricts the distribution under Code Section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. Income attributable to elective contributions may not be distributed in the case of hardship. Distributions prior to age 59 1/2 due to separation from service or financial hardship are subject to the nondeductible 10% penalty tax for premature distributions, in addition to income tax.

The Investment Company Act of 1940 has distribution requirements which differ from the requirements of Code Section 403(b) set forth above. However, these Contracts are being offered in reliance upon, and in compliance with, the provisions of no-action letter number IP-6-88 issued by the Securities and Exchange Commission to the American Council of Life Insurance. The no-action letter allows the Separate Account to apply the restrictions created by Code
Section 403(b)(11) as long as specified steps, such as this disclosure, are taken to ensure Contract Owners are aware of the Code restrictions. General American believes it is in compliance with the provisions of the no-action letter.

Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans

Code Section 401(a) permits employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plans. Adverse tax consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments.

Deferred Compensation Plans

Code Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. With respect to non-governmental
Section 457 plans, all investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer. Distributions are taxable in full. Depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its
Section 457 plan obligations. These plans are subject to various restrictions on contributions and distributions.

Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

                                   PERFORMANCE

We periodically advertise performance of the various Funds. We will calculate performance by determining the percentage change in the accumulated value for selected periods. This performance number reflects the deduction of the insurance charges. It does not reflect the deduction of any surrender charge. The deduction of any surrender charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the mortality and expense charges, and surrender charges.

We may, from time to time, include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

                                OTHER INFORMATION

Separate Account Two

We established Separate Account Two to hold the assets that underlie the Contracts. The Separate Account was established on October 22, 1970 under Missouri law, pursuant to authorization by our Board of Directors. We have registered the Separate Account as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act").

Payments are received into the Separate Account from individual and group variable annuity contracts entitled to tax benefits under Sections 401, 403(b), and 408 of the Code and also from individual variable annuity contracts not entitled to any special tax benefits. Such payments are pooled together and invested separately from the General Account of General American (the general assets of the insurance company other than separate account assets). The persons participating in the variable portion of these Contracts look to the investment experience of the assets in the Separate Account.

The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the contracts, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts and not against any other contracts we may issue.

Distributor Of The Contracts

Walnut Street Securities, Inc. ("Walnut Street"), 400 South Fourth Street, Suite 1000, St. Louis, Missouri 63102 is the principal underwriter and the distributor of the Contracts. Walnut Street is a wholly owned subsidiary of General American. Walnut Street has entered into contracts with various broker-dealers and registered representatives affiliated with Walnut Street to aid in the distribution of the Contracts. Commissions paid to dealer(s) in varying amounts are not expected to exceed 3.75% of Purchase Payments for such Contracts, under normal circumstances.

Year 2000

We have developed and initiated plans to assure that our computer systems will function properly in the year 2000 and later years. These efforts have included receiving assurances from outside service providers that their computer systems will also function properly in this context. Included within these plans are the computer systems of the advisers and sub-advisers of the various investment portfolios underlying the Separate Account.

Although an assessment of the total cost of implementing these plans has not been completed, the total amounts to be expended are not expected to have a material effect on our financial position or results of operation. We believe that we have taken all reasonable steps to address these potential problems. There can be no assurance, however, that the steps taken will be adequate to avoid any adverse impact.

Voting Rights

We are the legal owner of the Fund shares. However, we believe that when an Fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. Should we determine that it is no longer required to comply with the above, we will vote the shares in our own right.

Written Notice or Written Request

A written notice or written request is any notice or request that you send to us requesting any changes or making any request affecting your Contract. Such a request or notice must be in a format and content acceptable to us.

Deferment of Payment

We may be required to suspend or postpone payments for surrenders or transfers for any period when:

     1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     2.   trading on the New York Stock Exchange is restricted;

     3. an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds;

     4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may also delay the payment of a surrender or partial withdrawal from the General Account for up to six months from receipt of Written Request. If payment is delayed, the amount due will continue to be credited with the rate of interest then credited to the General Account until the payment is made.

Ownership

Owner. You, as the owner of the contract, have all the rights under the contract. Prior to the Annuity Commencement Date, the owner is as designated at the time the contract is issued, unless changed.

The Beneficiary

The beneficiary is the person(s) or entity you or the annuitant name to receive any death benefit. The beneficiary is named at the time the contract is issued unless changed at a later date. Subject to any assignment of a Contract, the beneficiary may be changed during the lifetime of the annuitant by providing us with the proper forms in good order. If the joint and survivor option is selected, the annuitant may not change the designation of a joint annuitant after payments begin.

A change of beneficiary designation will not become effective unless we accept the written request, at which time it will be effective as of the date of the request. A beneficiary who becomes entitled to receive benefits under this Contract may also designate, in the same manner, a beneficiary to receive any benefits which may become payable under this Contract by reason of death.

Assignments

With respect to individual non-qualified Contracts, an assignment or transfer of the Contract or of any interest in it will not bind us unless (1) it is made as a written instrument, (2) the original instrument or a certified copy is filed at our Home Office, and (3) we send the Contract Owner a receipt. We are not responsible for the validity of the assignment. If a claim is based on an assignment or transfer, proof of interest of the claimant may be required. A valid assignment will take precedence over any claim of a beneficiary.

With respect to all other Contracts, you may not transfer, sell, assign, discount or pledge a Contract for a loan or a security for the performance of an obligation or any other purpose, to any person other than to us.

AN ASSIGNMENT MAY BE A TAXABLE EVENT.

Financial Statements

The consolidated financial statements for General American (as well as the auditors' report thereon) are in the Statement of Additional Information.

Financial statements for the Separate Account are also in the Statement of Additional Information.

Table of Contents of the Statement of Additional Information

Company

Experts

Legal Opinions

Distribution

Performance Information

Federal Tax Status

Annuity Provisions

General Matters

Safekeeping of Account Assets

State Regulation

Records and Reports

Legal Proceedings

Financial Statements

Other Information

Financial Statements



APPENDIX A

HISTORICAL TABLE OF UNITS AND UNIT VALUES FOR QUALIFIED PLANS FOR SEPARATE ACCOUNT TWO

                           1980     1981    1982     1983     1984     1985     1986    1987     1988
                           ----     ----    ----     ----     ----     ----     ----    ----     ----

Accumulation unit value:
Beginning of period        $8.23    $9.94   $ 9.92   $12.09   $13.25   $13.15   $16.68  $19.73   $20.03
End of period              $9.94    $9.92   $12.09   $13.25   $13.15   $16.68   $19.73  $20.03   $21.30*

Number of units outstanding at end of period (in thousands)
                           175      169     138      162      162      148      170     255      263*

HISTORICAL TABLE OF UNITS AND UNIT VALUES FOR NON-QUALIFIED PLANS FOR SEPARATE ACCOUNT TWO

                           1980     1981    1982     1983     1984     1985     1986    1987     1988
                           ----     ----    ----     ----     ----     ----     ----    ----     ----

Accumulation unit value:
Beginning of period        $ 9.30   $10.73  $10.91   $12.63   $13.77   $14.30   $18.16  $21.47   $21.80
End of period              $10.73   $10.91  $12.63   $13.77   $14.30   $18.16   $21.47  $21.80   $23.18*

Number of units outstanding at end of period (in thousands)
                           27       49      50       52       50       48       49      49       28*

*Unit values and units outstanding represent the values and number of units at the date of reorganization, February 23, 1988.

TABLE OF UNITS AND UNIT VALUES FOR SEPARATE ACCOUNT TWO

Table 4 shows unit values and the number of units of the Separate Account invested in the Funds of General American Capital Company and Variable Insurance Products Fund. There can be no assurance that the investment experience of these Funds in the future will be comparable to past experience.

                  Accumulation              Qualified Plan             Nonqualified Plan         Units
                  Unit Value                Accumulation               Units Outstanding         Outstanding
                  Beginning                 Unit Value                 End of Period             End of Period
                  of Period*                End of Period              (in thousands)            (in thousands)
                  ----------                -------------              --------------            --------------

S & P 500 Index Fund Division**
1998
1997              33.17                     43.62                      935                       366
1996              27.27                     33.17                      808                       325
1995              20.12                     27.27                      657                       297
1994              20.09                     20.12                      636                       265
1993              18.48                     20.09                      599                       241
1992              17.37                     18.48                      366                       152
1991              13.47                     17.37                      236                       109
1990              14.15                     13.47                      133                       67
1989              11.01                     14.15                      97                        23
1988              10.00                     11.01                      36                        7
Money Market Fund Division
1998
1997              15.14                     15.85                      102                       74
1996              14.50                     15.14                      117                       62
1995              13.82                     14.50                      106                       57
1994              13.39                     13.82                      93                        58
1993              13.12                     13.39                      115                       73
1992              12.78                     13.12                      181                       85
1991              12.16                     12.78                      179                       101
1990              11.33                     12.16                      188                       79
1989              10.44                     11.33                      28                        15
1988              10.00                     10.44                      6                         5
Bond Index Fund Division***
1998
1997              18.01                     19.50                      163                       80
1996              17.66                     18.01                      163                       70
1995              14.99                     17.66                      146                       85
1994              15.78                     14.99                      146                       58
1993              14.43                     15.78                      161                       61
1992              13.68                     14.43                      116                       48
1991              12.12                     13.68                      50                        67
1990              11.22                     12.12                      33                        58
1989              10.27                     11.22                      22                        17
1988              10.00                     10.27                      5                         2
Managed Equity Fund Division Qualified
1998
1997              59.73                     72.99                      136                       N/A
1996              49.83                     59.73                      15                        N/A
1995              37.68                     49.83                      164                       N/A
1994              39.42                     37.68                      188                       N/A
1993              36.54                     39.42                      210                       N/A
1992              34.56                     36.54                      217                       N/A
1991              27.62                     34.56                      216                       N/A
1990              28.73                     27.62                      192                       N/A
1989              22.11                     28.73                      194                       N/A
1988              21.30                     22.11                      207                       N/A
Managed Equity Fund Division Nonqualified
1998
1997              64.99                     79.43                      N/A                       2
1996              54.22                     64.99                      N/A                       2
1995              41.00                     54.22                      N/A                       17
1994              42.90                     41.00                      N/A                       20
1993              39.76                     42.90                      N/A                       24
1992              37.61                     39.76                      N/A                       25
1991              30.05                     37.61                      N/A                       25
1990              31.27                     30.05                      N/A                       25
1989              24.06                     31.27                      N/A                       25
1988              23.18                     24.06                      N/A                       26
Managed Equity Fund Division 88 Series
1998
1997              30.94                     37.77                      280                       67
1996              25.84                     30.94                      240                       58
1995              19.56                     25.84                      215                       75
1994              20.48                     19.56                      204                       68
1993              19.00                     20.48                      197                       56
1992              17.99                     19.00                      158                       40
1991              14.39                     17.99                      101                       27
1990              14.99                     14.39                      56                        20
1989              11.54                     14.99                      21                        7
1988              10.83                     11.54                      6                         0
Asset Allocation Fund Division
1998
1997              24.14                     28.38                      496                       187
1996              21.08                     24.14                      375                       178
1995              16.52                     21.08                      317                       168
1994              17.37                     16.52                      320                       180
1993              16.01                     17.37                      332                       166
1992              15.16                     16.01                      223                       119
1991              12.78                     15.16                      140                       66
1990              12.60                     12.78                      94                        35
1989              10.61                     12.60                      33                        16
1988              10.00                     10.61                      9                         4
VIP:  Equity-Income Portfolio Division
1998
1997              15.98                     20.27                      838                       351
1996              14.12                     15.98                      767                       317
1995              10.55                     14.12                      552                       207
1994              10.00                     10.55                      315                       82
VIP:  Growth Portfolio Division
1998
1997              15.07                     18.42                      1,064                     343
1996              13.27                     15.07                      974                       362
1995               9.90                     13.27                      646                       261
1994              10.00                     9.90                       356                       116
VIP:  Overseas Portfolio Division
1998
1997              12.11                     13.37                      363                       124
1996              10.80                     12.11                      346                       107
1995              9.95                      10.80                      266                       77
1994              10.00                     9.95                       240                       52

* At the date of first deposits into Separate Account on May 16, 1988, except for the Managed Equity Fund Division, which began on February 24, 1988; the VIP:
Equity-Income Portfolio Division and the VIP: Growth Portfolio Division which began on January 6, 1994; and the VIP: Overseas Portfolio Division which began on January 11, 1994.

**The name of the S & P 500 Index Fund was changed from "Equity Index Fund" effective May 1, 1994.

***The name of the Bond Index Fund was changed from "Intermediate Bond Fund" effective October 1, 1992. The name change reflects a change in investment policies and objectives of the Fund.

Notes on Appendix A

The initial value of an accumulation unit in the Separate Account was set at $10.00 as of May 28, 1971.

The Historical Tables of Units and Unit Values for Non-qualified Plans for Separate Account 2 above show accumulation unit values and the numbers of units outstanding for the period from January 1, 1980 through February 23, 1988. During that time, the Separate Account invested solely and directly in common stocks. On February 23, 1988, the net assets of the Separate Account were exchanged for shares in the Managed Equity Fund of General American Capital Company, and the investment advisory fee for these assets was increased from
 .25% to a sliding scale with a maximum of .50%, as an annual percentage of net assets (see the General American Capital Company Prospectus).





                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                 GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACT

                                    issued by

                      GENERAL AMERICAN SEPARATE ACCOUNT TWO

                                       AND

                     GENERAL AMERICAN LIFE INSURANCE COMPANY



THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 1999, FOR THE INDIVIDUAL AND GROUP VARIABLE ANNUITY CONTRACT WHICH IS DESCRIBED HEREIN.

THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS CALL OR WRITE THE COMPANY AT: 700 MARKET STREET, ST. LOUIS, MISSOURI 63101, (800) 449-6447.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MAY 1, 1999.




                                TABLE OF CONTENTS
                                                                            Page

COMPANY  .......................................................................

EXPERTS  .......................................................................

LEGAL OPINIONS..................................................................

DISTRIBUTION....................................................................
         Reduction of the Surrender Charge......................................

PERFORMANCE INFORMATION.........................................................
         Total Return...........................................................
         Money Market Yield.....................................................
         Historical Unit Values.................................................

FEDERAL TAX STATUS..............................................................
         General  ..............................................................
         Diversification........................................................
         Multiple Contracts.....................................................
         Contracts Owned by Other than Natural Persons..........................
         Tax Treatment of Assignments...........................................
         Income Tax Withholding.................................................
         Tax Treatment of Withdrawals - Non-Qualified Contracts.................
         Qualified Plans........................................................
         Tax Treatment of Withdrawals - Qualified Contracts.....................
         Tax-Sheltered Annuities - Withdrawal Limitations.......................

ANNUITY PROVISIONS..............................................................
         Computation of the Value of an Annuity Unit............................
         Determination of the Amount of the First Annuity Installment...........
         Determination of the Fluctuating Values of the Annuity Installments....
         Fixed Annuity

GENERAL MATTERS
         Participating
         Joint Annuitant
         Incorrect Age or Sex
         Annuity data
         Quarterly Reports
         Incontestability
         Ownership
         Reinstatement

SAFEKEEPING OF ACCOUNT ASSETS

STATE REGULATION

RECORDS AND REPORTS

LEGAL PROCEEDINGS

FINANCIAL STATEMENTS

OTHER INFORMATION

FINANCIAL STATEMENTS............................................................


                                     COMPANY

General American Life Insurance Company ("General American") is a stock insurance company wholly-owned by GenAmerica Corporation. GenAmerica Corporation is wholly-owned by General American Mutual Holding Company, a mutual holding company organized under Missouri law. General American was chartered in 1933 and since then has continuously engaged in the business of life insurance, annuities, and accident and health insurance. General American's National Headquarters (Home Office) is located at 700 Market Street, St. Louis. Missouri 63101. The telephone number is 314-231-1700. It is licensed to do business in 49 states of the U.S., the District of Columbia, Puerto Rico, and is registered in Canada and licensed in the Provinces of Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland, Nova Scotia, Ontario, Prince Edward Island, Quebec, and Saskatchewan.

                                     EXPERTS

The consolidated balance sheets of the Company as of December 31, 1997 and 1998, and the related consolidated statements of income, shareholder's equity, and cash flows for the years ended December 31, 1997 and 1998, have been included herein in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                                 LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut has provided advice on certain matters relating to the federal securities and income tax laws in connection with the Contracts.

                                  DISTRIBUTION

Walnut Street Securities, Inc. ("Walnut Street"), the principal underwriter of the Contracts, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Contracts are offered to the public through individuals licensed under the federal securities laws and state insurance laws who have entered into agreements with Walnut Street. The offering of the Contracts is continuous and Walnut Street does not anticipate discontinuing the offering of the Contracts. However, Walnut Street does reserve the right to discontinue the offering of the Contracts.

Reduction of the Surrender Charge

The amount of the surrender charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the surrender charge will be determined by the Company after examination of all the relevant factors such as:

     1. The size and type of group to which sales are to be made. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

     2. The total amount of purchase payments to be received. Per Contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

     3. Any prior or existing relationship with the Company. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

     4. Other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction of the surrender charge.

The surrender charge may be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will any reduction of the surrender charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

                             PERFORMANCE INFORMATION
Total Return

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an accumulation unit based on the performance of a Fund over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the accumulation unit value at the beginning of the period.

Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the expenses for the underlying Fund being advertised and any applicable surrender charges.

The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual accumulation unit values for an initial $1,000 purchase payment, and deducting any applicable surrender charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

                                         n
                                P (1 + T)  = ERV

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any surrender charge. The deduction of any surrender charge would reduce any percentage increase or make greater any percentage decrease.

Owners should note that the investment results of each Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an owner's total return may be in any future period.

Money Market Yield Calculation

In accordance with regulations adopted by the Securities and Exchange Commission, General American is required to disclose the current annualized yield for the Fund investing in the Money Market Fund of Capital Company (the "Money Market Division") for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the Money Market Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for administrative expenses of services and the mortality and expense risk charge and income and expenses accrued during the period. Because of these deductions, the yield for the Money Market Division of the Separate Account will be lower than the yield for the Money Market Fund of Capital Company.

The Securities and Exchange Commission also permits General American to disclose the effective yield of the Money Market Division for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund, and its operating expenses.

Historical Unit Values

The Company may also show historical accumulation unit values in certain advertisements containing illustrations. These illustrations will be based on actual accumulation unit values.

In addition, the Company may distribute sales literature which compares the percentage change in accumulation unit values for any of the Funds against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the Fund being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

                               FEDERAL TAX STATUS
General

NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED HEREIN MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

Section 72 of the Code governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the purchase payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of
Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On  March  2,  1989,  the  Treasury   Department  issued   Regulations   (Treas.
Reg.1.817-5), which established diversification requirements for the Funds underlying variable contracts such as the Contract. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an Fund will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the option is represented by any one investment; (2) no more than 70% of the value of the total assets of the option is represented by any two investments; (3) no more than 80% of the value of the total assets of the option is represented by any three investments; and (4) no more than 90% of the value of the total assets of the option is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all Funds underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owners being retroactively determined to be the owners of the assets of the Separate Account.

Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Tax Treatment of Assignments

An assignment or pledge of a Contract may be a taxable event. Owners should therefore consult competent tax advisers should they wish to assign or pledge their Contracts.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 or Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to:
a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions) or d) hardship distributions. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals - Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Furthermore, the Contract provides that upon the death of the Annuitant during the Accumulation Phase, the death proceeds will be paid to the beneficiary. Such payments made when the Annuitant, who is not the Contract Owner, dies do not qualify for the death of the Contract Owner exception (described in (2) above) and will be subject to the 10% distribution penalty unless the beneficiary is 59 1/2 years old or one of the other exceptions to the penalty applies.

The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

Qualified Plans

The Contracts offered herein are designed to be suitable for use under various types of Qualified Plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. Owners, Annuitants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a Qualified Plan.

Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by the Company in connection with Qualified Plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a.       Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employees until the employees receive distributions from the Contracts. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals - Qualified Contracts" and "Tax-Sheltered Annuities - Withdrawal Limitations" below.) Employee loans are not allowable under the Contracts. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b.       Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's taxable income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year and are not deductible from taxable income. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer's IRA contributions, including Roth IRA and non-Roth IRAs.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of Contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c.       Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See "Tax Treatment of Withdrawals Qualified Contracts" below.) Purchasers of Contracts for use with Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d. Government and Tax-Exempt Organization's Deferred Compensation Plan

Under Code provisions, employees and independent contractors performing services for state and local governments and other tax-exempt organizations may participate in Deferred Compensation Plans. While participants in such Plans may be permitted to specify the form of investment in which their Plan accounts will participate, all such investments are owned by the sponsoring employer and are subject to the claims of its creditors until December 31, 1998, or such earlier date as may be established by Plan amendment. However, amounts deferred under a Plan created on or after August 20, 1996 and amounts deferred under any 457 Plan after December 31, 1998 must be held in trust, custodial account or annuity contract for the exclusive benefit of Plan participants and their beneficiaries. The amounts deferred under a Plan which meets the requirements of Section 457 of the Code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. As a general rule, the maximum amount which can be deferred in any one year is the lesser of $7,500 ($8,000 beginning in 1998, as indexed for inflation) or 33 1/3 percent of the participant's includable compensation. However, in limited circumstances, up to $15,000 may be deferred in each of the last three years before normal retirement age. Furthermore, the Code provides additional requirements and restrictions regarding eligibility and distributions.

Tax Treatment of Withdrawals - Qualified Contracts

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403(b)(Tax-Sheltered Annuities) and 408 and 408A (Individual Retirement Annuities). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated Beneficiary; (d) distributions to an Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Owner or Annuitant (as applicable) and his or her spouse and dependents if the Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Owner or Annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Owner or Annuitant (as applicable) for the taxable year; and (i) distributions from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8)of the Code.) The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years on which the exception was used.

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

Tax-Sheltered Annuities - Withdrawal Limitations

The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the Owner: (1) attains age 59 1/2; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); or (5) in the case of hardship. However, withdrawals for hardship are restricted to the portion of the Owner's Contract Value which represents contributions made by the Owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect transfers between Tax-Sheltered Annuity Plans. Owners should consult their own tax counsel or other tax adviser regarding any distributions.

                               ANNUITY PROVISIONS

Computation of the Value of an Annuity Unit

The table of contractual guaranteed annuity rates is based on an assumed interest rate. The assumed interest rate is 4% for all contracts issued on or after 1 May 1982; 3.5% for tax-qualified contracts issued prior to 1 May 1982; and 3% for non-tax-qualified Contracts issued prior to 1 May 1982.

As a starting point, the value of a separate account Two annuity unit was established at $10.00 as of the end of the business day on 4 January 1971. For Contracts issued prior to 1 May 1982, the value of the annuity unit at the end of any subsequent business day is determined by multiplying such value for the preceding business day by the product of (a) the daily reduction factor (described below) once for each calendar day expiring between the end of the sixth preceding business day and the end of the fifth preceding business day and
(b) the net investment factor for the fifth business day preceding such business day.

The daily reduction factors referred to above are .99989256 for all contracts issued on or after 1 May 1982; .99990575 for tax-qualified contracts issued prior to 1 May 1982; and .99991902 for non-tax-qualified contracts issued before 1 May 1982.

These daily reduction factors are necessary to neutralize the assumed net investment rate built into the annuity tables. Calculations are performed as of the fifth preceding business day to permit calculation of amounts and the mailing of checks in advance of their due date.

This may be illustrated by the following hypothetical example. Assuming that the net investment factor for the fifth preceding business day was 1.00176027, and assuming that the annuity unit value for the preceding business day was $10.20, then the annuity unit for the current business day is $10.22, determined as follows:

      1.00176027        $10.200000
      X .99989256       X 1.00165264

      1.00165264        $10.216857

Determination of the Amount of the First Annuity Installment

When annuity installments begin, the accumulated value of the Contract is established. This is the sum of the products of the values of an accumulation unit in each Fund on the fifth business day preceding the annuity commencement date and the number of accumulation units credited to the Contract as of the annuity commencement date.

The Contract contains tables indicating the dollar amount of the first annuity installment under each form of variable annuity for each $1,000 of value of the Contract. The amount of the first annuity installment depends on the option chosen and the sex (if applicable) and age of the annuitant.

The first annuity installment is determined by multiplying the benefit per $1,000 of value shown in the tables in the contract by the number of thousands of dollars of accumulated value of the contract (individual account).

If a greater first installment would result, General American will compute the first installment on the same mortality basis as is used in determining such installments under individual variable annuity contracts then being issued for a similar class of annuitants.

Determination of the Fluctuating Values of the Annuity Installments

The dollar amount of the first annuity installment, determined as described above, is translated into annuity units by dividing that dollar amount by the value of an annuity unit on the due date of the first annuity installment. The number of annuity units remains fixed and the amount of each subsequent annuity installment is determined by multiplying this fixed number of annuity units by the value of an annuity unit on the date the installment is due.

If in any month after the first the application of the above net investment factors produces a net investment increment exactly equivalent to the assumed annualized rate of 4%, then the payment in that month will not change. Since it is unlikely that it will be exactly equivalent, installments will vary up or down depending upon whether such investment increment is greater or less than the assumed annualized rate of 4%. A higher assumption would mean a higher initial annuity payment but a more slowly rising series of subsequent annuity payments (or a more rapidly falling series of subsequent annuity payments if the value of an annuity unit is decreasing). A lower assumption would have the opposite effect.

Fixed Annuity

A fixed annuity is a series of payments made during the annuity period which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The general account value as of the annuity calculation date will be used to determine the fixed annuity monthly payment. The first monthly annuity payment will be based upon the annuity option elected and the appropriate annuity option table. Fixed annuity payments will remain level.

                                 GENERAL MATTERS
Participating

The Contracts share in General American's divisible surplus while they are in force prior to the annuity commencement date. Each year General American will determine the share of divisible surplus, if any, accruing to the Contracts. Investment results are credited directly through the changes in the value of the accumulation units and annuity units. Also, most mortality and expense savings are credited directly through decreases in the appropriate charges. Therefore, the Company expects little or no divisible surplus to be credited to a contract. If any divisible surplus is credited to a contract, the Contract Owner may choose to take the distribution in cash, reduce the stipulated payment, or leave the distribution with General American to accumulate with interest.

Joint Annuitant

The contract owner may, by written request at least 30 days prior to the annuity commencement date, name a joint annuitant. An annuitant or joint annuitant may not be replaced. The annuity commencement date shall be specified in the application. If the annuitant or joint annuitant dies after the annuity commencement date, the survivor shall be the sole annuitant. Another joint annuitant may not be designated. Payment to a beneficiary shall not be made until the death of the surviving annuitant.

Incorrect Age or Sex

If the age at issue or sex of the annuitant as shown in the Contract is incorrect, any benefit payable under a supplemental agreement will be such as the premiums paid would have purchased at the correct age at issue and sex. After General American begins paying monthly income installments, appropriate adjustment will be made in any remaining installments.

Annuity Data

General American will not be liable for obligations which depend on receiving information from a payee until such information is received in a form satisfactory to General American.

Quarterly Reports

Quarterly, General American will give the contract owner a report of the current accumulated value allocated to each Fund; the current accumulated value allocated to the General Account; and any purchase payments, charges, transfers, or surrenders during that period. This report will also give the contract owner any other information required by law or regulation. The contract owner may ask for a report like this at any time. The quarterly reports will be distributed without charge. General American reserves the right to charge a fee for additional reports.

Incontestability

General American cannot contest this Contract, except for nonpayment of stipulated payments or premiums, after it has been in force during the lifetime of the Annuitant for a period of two years from the date of issue. This provision will not apply to any supplemental agreement relating to total and permanent disability benefits.

Ownership

The owner of the Contract on the contract date is the annuitant, unless otherwise specified in the application. The owner may specify a new owner by written notice at any time thereafter. During the annuitant's lifetime all rights and privileges under this Contract may be exercised solely by the owner.

Reinstatement

A Contract may be reinstated if a stipulated payment is in default and if the accumulated value has not been applied under the surrender provision. Reinstatement may be made during the lifetime of the annuitant but before the annuity date by the payment of one stipulated payment. Benefits provided by any supplemental agreement attached to this Contract may be reinstated by providing evidence of insurability satisfactory to General American. The reinstatement provisions incorporated in such supplemental agreement must be complied with.

                          SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the separate account is held by General American. The assets are kept physically segregated and held separate and apart from General American's general account assets. Records are maintained of all purchases and redemptions of eligible shares held by each of the Funds of the separate account.

                                STATE REGULATION

General American is a life insurance company organized under the laws of Missouri, and is subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Missouri Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of General American as of December 31 of the preceding calendar year. Periodically, the Missouri Commissioner of Insurance examines the financial condition of General American, including the liabilities and reserves of the separate account.

In addition, General American is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain contract rights and provisions depends on state approval and filing and review processes. Where required by state law or regulation, the Contracts will be modified accordingly.

                               RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by General American. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, General American will mail to all contract owners at their last known address of record, at least semi-annually, reports containing such information as may be required under that Act or by any other applicable law or regulation.

                                LEGAL PROCEEDINGS

There are no legal proceedings to which the separate account is a party or to which the assets of the separate account are subject. General American is not involved in any litigation that is of material importance in relation to its total assets or that relates to the separate account.

                              FINANCIAL STATEMENTS

The consolidated financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.

                             (TO BE FILED BY AMENDMENT)

                                OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments, and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.





                               PART C

                         OTHER INFORMATION

Item 24. Financial statements and Exhibits

     (a)  Financial Statements

     The financial statements of the Separate Account and the Company will be filed in a Post-Effective Amendment.

     (b)  Exhibits

     (1) Resolutions of the Board of Directors of General American Life Insurance Company ("General American") authorizing establishment of the Separate Account <F1>

     (2)  Not Applicable

     (3)  (a) Form of Distribution Agreement <F4>

     (b)  Form of Selling Agreement <F2>

     (4)  (a)  Form  of tax  sheltered  group  variable  annuity  contract  (No.
          V82-300)
      <F12>

     (b) Form of tax sheltered individual variable annuity certificate (No. V82-301) <F12>

     (c)  Form of variable annuity (tax qualified)(No. V82-400) <F12>

     (d)  Form of individual variable annuity (non-tax qualified)(No. 10013)
      <F12>

     (e)  Form of individual variable annuity (tax qualified)(No. 10014) <F12>

     (f)  Form of tax sheltered group variable annuity contract (No. 10015)
      <F12>

     (g)  Form of tax sheltered group variable annuity certificate (No. 10016)
      <F12>

     (h)  Endorsement related to the reorganization of Separate Account <F11>

     (i) Form of endorsement relating to requirements of Section 408(b) (IRA's) Internal Revenue Code IRC (No. 1096900) <F11>

     (j)  Form of endorsement allowing other Fund sponsors (No. 1098900) <F11>

     (k) Form of endorsement relating tax sheltered annuities, Section 403(b) IRC (No. 1098600) <F11>

     (l) Form of endorsement relating to tax sheltered annuities with employer contribution (No. 1098800) <F11>

     (m)  Form  of  endorsement   relating  to  the  Unemployment   Compensation
          Amendments (No. 1 E6) <F11>

     (5)  Form of application <F7>

     (6) (a) Amended and Restated Charter and Articles of Incorporation of General American Life Insurance Company <F12>

     (b)  By-laws of General American <F12>

     (7)  Not applicable

     (8)  Not applicable

     (9)  Opinion and Consent of Counsel (to be filed by amendment)

     (10) Consent of Independent Accountants (to be filed by amendment)

     (11) Not applicable

     (12) Not applicable

     (13) Not applicable

     (14) Copies of manually signed powers of attorney for General American Life Insurance Company directors August A. Busch, III, William E. Cornelius, John C. Danforth <F10>, Bernard A. Edison, Richard A. Liddy, William E. Maritz, Craig D. Schnuck <F9>, William P. Stiritz, Andrew C. Taylor <F8>, H. Edwin Trusheim, Robert L. Virgil, Jr., Virginia V. Weldon, and Ted C. Wetterau <F4>.




[FN]
- ----------------

<F1> Incorporated  by  reference  to initial  registration  statement,  File No.
     2-39272

<F2> Incorporated by reference to Pre-Effective  Amendment No. 1 to registration statement of General American Separate Account Eleven, File No. 33-10146

<F3> Incorporated by reference to initial registration statement of the Separate
     Account and General American Capital Company, File No. 33-15347

<F4> Incorporated  by reference to  Post-Effective  Amendments  No. 29 and 34 to this Registration Statement

<F5> Incorporated  by  reference  to  Pre-Effective  Amendment  No.  2  to  this
     Registration Statement

<F6> Incorporated  by  reference  to  Post-Effective  Amendment  No.  31 to this
     Registration Statement

<F7> Incorporated  by  reference  to  Post-Effective  Amendment  No.  33 to this
     Registration Statement

<F8> Incorporated  by  reference  to  Post-Effective  Amendment  No.  37 to this
     Registration Statement

<F9> Incorporated  by  reference  to  Post-Effective  Amendment  No.  39 to this
     Registration Statement

<F10>Incorporated  by  reference  to  Post-Effective  Amendment  No.  40 to this
     Registration Statement

<F11>Incorporated  by  reference  to  Post-Effective  Amendment  No.  41 to this
     Registration Statement

<F12>Incorporated  by  reference  to  Post-Effective  Amendment  No.  43 to this
     Registration Statement


Item 25.  Directors and Officers of the Depositor


Officer's Name and Principal                       Positions and Offices
     Business Address*                               with Depositor

Robert J. Banstetter, Sr.                       Vice President, General
700 Market Street                               Counsel & Secretary, Feb.
St. Louis, MO  63101                            1991 to present.  Vice President
                                                and General Counsel, Jan. 1983 -
                                                Feb. 1991.

David L. Herzog                                 Vice President and Chief Financial Officer


Kevin C. Eichner                                President and Chairman of
                                                the Board, Collaborative
                                                Strategies, Inc.

E. Thomas Hughes                                Corporate Actuary and
700 Market Street                               Treasurer, Oct. 1994 to
St. Louis, MO  63101                            present.  Formerly Executive Vice
                                                President - Group Pensions, March
                                                1990 - Oct. 1994.

Richard A. Liddy                                Chairman, President, and
700 Market Street                               Chief Executive Officer,
St. Louis, MO  63101                            Jan. 1995 to present.  Formerly,
                                                President and Chief Executive
                                                Officer, May 1992 - Jan.
                                                1995.  President and Chief
                                                Operating Officer, May 1988 -
                                                May 1992.

Warren J. Winer                                 Executive Vice President-Group Life
                                                & Health, Aug. 1995 to
                                                present.  Formerly Managing
                                                Director for William M.
                                                Mercer, Inc. July 1993 to
                                                Aug. 1995 and President
                                                and Chief Operating Officer,
                                                W.F. Corroon, 1986 - July
                                                1993.


Bernard H Wolzenski                             Executive Vice President-
                                                Individual, Oct. 1991 to present.
                                                Formerly Vice President, Individual
                                                Life Products, May 1986 - Oct. 1991.


A. Greig Woodring                               President  and Chief
660 Mason Ridge Center Drive                    Executive Officer,
St. Louis, MO  63141                            Reinsurance Group of America, Dec.
                                                1992 to present.  Also, Executive
                                                Vice President Reinsurance.

Richard A. Liddy, listed as a Principal Officer, is also a Director of the Company.


******

* The principal business address of each person listed is General American Life Insurance Company, 13045 Tesson Ferry Road, St. Louis, MO 63128, unless otherwise indicated.



                                           Positions and Offices
Directors                                     with Depositor

August A. Busch III                             Director
Anheuser-Busch Companies, Inc.
One Busch Place
St. Louis, Missouri 63118

William E. Cornelius                            Director
Union Electric Company
1901 Chouteau Street
St. Louis, MO  63103

John C. Danforth                                Director
Bryan Cave
One Metropolitan Square, Suite 3600
St. Louis, Missouri 63102

Bernard A. Edison                               Director
Edison Brothers Stores, Inc.
P.O. Box 14020
St. Louis, Missouri 63178

William E. Maritz                               Director
Maritz, Inc.
1375 North Highway Drive
Fenton, Missouri 63099

Craig D. Schnuck                                Director
Schnuck Markets, Inc.
11420 Lackland Road
P.O. Box 46928
St. Louis, Missouri 63146

William P. Stiritz                              Director
Ralston Purina Company
Checkerboard Square
St. Louis, Missouri 63164

Andrew C. Taylor                                Director
Enterprise Rent-A-Car
600 Corporate Park Drive
St. Louis, Missouri 63105

H. Edwin Trusheim                               Director
General American Life Insurance Company
700 Market Street
St. Louis, Missouri 63101

Robert L. Virgil                                Director
Edward Jones and Company
12555 Manchester Road
St. Louis, Missouri 63131-3729

Virginia V. Weldon, M.D.                        Director
Monsanto Company
800 North Lindbergh Boulevard
St. Louis, Missouri 63167

Ted C. Wetterau                                 Director
Wetterau Associates
7000 Bonhomme, Suite 750
St. Louis, Missouri 63105


Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant

General American Mutual Holding Company:  a mutual holding company.

GenAmerica Corporation: formed to hold all of the stock of General American Life Insurance Company.

Walnut Street Securities, Inc.: wholly-owned, third-tier subsidiary engaged in the process of selling variable life insurance and variable annuities and other securities.

         Walnut Street Advisers, Inc.: wholly-owned subsidiary of Walnut Street Securities engaged in the business of giving investment advice.

         WSS Insurance Agencies (Alabama, Massachusetts, Ohio, Texas), Inc.: formed to act as insurance agencies.

     Collaborative Strategies, Inc.: wholly-owned business management consulting company.

     GenAmerica Capital I: Wholly-owned Delaware trust formed for the purpose of issuing securities as an investment vehicle for GenAmerica Corporation.

     Missouri Reinsurance (Barbados), Inc.: wholly-owned Barbados exempt life, accident and health reinsurance company.

     NaviSys Incorporated: wholly-owned holding company formed to hold NaviSys Insurance Solutions, Inc., NaviSys Illustration Solutions, Inc., and NaviSys Enterprise Solutions, Inc.

          NaviSys Enterprise  Solutions,  Inc. (fka Beacon Software  Development
          Company,  Inc.):  80%  owned  by  NaviSys  Incorporated.   New  Jersey
          corporation providing enterprise life administration software.

          NaviSys Illustration Solutions, Inc. (fka ECTA Corporation): 100% owned by NaviSys Incorporated. Pennsylvania corporation providing sales illustration software.

     General American Life Insurance Company: an insurance company selling life and health insurance and pensions.

          Cova Corporation: wholly-owned subsidiary formed to own the former Xerox Life companies.

               Cova Financial Services Life Insurance Company: wholly-owned by Cova Corporation, engaged in the business of selling annuities and life insurance.

                   First Cova Life Insurance Company: wholly-owned by Cova Financial Services Life Insurance Company, engaged in the sale of life insurance in New York.

                   Cova Financial Life Insurance Company: wholly-owned by Cova Corporation, engaged in the sale of life insurance and annuities in California.

               Cova Life Management Company: wholly-owned by Cova Corporation. Employer of the individuals operating the Cova companies.

                    Cova Investment Advisory Corporation: wholly-owned by Cova Life Management Company. Intended to provide investment advice to Cova Life insureds and annuity owners.

                    Cova Investment Allocation Corporation: wholly-owned by Cova Life Management Company. Intended to provide advice on allocation of premiums to Cova Life insureds and annuity owners.

                    Cova Life Sales Company: wholly-owned by Cova Life Management Company. Broker-dealer established to supervise sales of Cova Life contracts.

                    Cova Life Administration Services Company: 49% owned by Cova Life Management Company. Provides administrative services for Cova annuities. (51% owned by Genelco Incorporated.)

          General Life Insurance Company: wholly-owned subsidiary,  domiciled in
          Texas,   engaged  in  the  business  of  selling  life  insurance  and annuities.

               General   Life   Insurance   Company  of  America:   wholly-owned
               subsidiary, domiciled in Illinois, engaged in the business of selling life insurance and annuities.

          Paragon Life Insurance Company: wholly-owned subsidiary engaged in employer sponsored sales of life insurance.

          Equity Intermediary Company: wholly-owned subsidiary holding company formed to own stock in subsidiaries.

               Reinsurance Group of America, Incorporated: subsidiary, of which approximately 64% is owned by Equity Intermediary and the balance by the public.

                    RGA Sudamerica S.A.: Chilean subsidiary, of which all but one share is owned by RGA and one share is owned by RGA Reinsurance Company, existing to hold Chilean reinsurance operations.

                         BHIF America Sequros de Vida S.A.: Chilean subsidiary, of which 50% is owned by RGA Sudamerica S.A. and 50% is owned by Chilean interests, engaged in business as a life/annuity insurer.

                         RGA Reinsurance Company Chile S.A.: 100% owned by RGA, engaged in business of reinsuring life and annuity business of BHIF America.

                    General American Argentina Sequros de Vida S.A.: Argentinean subsidiary 100% owned by RGA, engaged in business as a life, annuity, disability and survivorship insurer.

                    Reinsurance Company of Missouri, Incorporated: wholly owned subsidiary formed for the purpose of owning RGA Reinsurance Company.

                          RGA Reinsurance Company: subsidiary of Reinsurance Group of America engaged in the reinsurance business.

                                Fairfield Management Group, Inc.: 100% owned subsidiary.

                                    Reinsurance  Partners,   Inc.: wholly-owned
                                    subsidiary  of Fairfield  Management Group,
                                    Inc., engaged in business as a reinsurance brokerage company.

                                    Great  Rivers  Reinsurance  Management,
                                    Inc.:  wholly-owned subsidiary of Fairfield
                                    Management Group, Inc., acting as a
                                    reinsurance manager.

                                    RGA (U.K.)  Underwriting  Agency  Limited:
                                    wholly-owned  by Fairfield Management Group,
                                    Inc.

                    RGA Reinsurance Company (Barbados) Ltd.: subsidiary of Reinsurance Group of America, Incorporated formed to engage in the exempt insurance business.

                         RGA/Swiss Financial Group, L.L.C.: 40% owned subsidiary formed to market and manage financial reinsurance business to be assumed by RGA Reinsurance Company.

                    Triad Re, Ltd.: Reinsurance Group of America, Incorporated owns 100% of all outstanding and issued shares of the Company's preferred stock. Reinsurance Group of America, Inc. owns 66.67% of all outstanding and issued shares of the Company's common stock. Schmitt-Sussman Enterprises, Inc. owns 33.33% of all outstanding and issued shares of the Company's common stock.

                    RGA Americas Reinsurance Company, Ltd.: Reinsurance Group of America, Incorporated owns 100% of this company.

                    RGA   International   Ltd.:  a  New  Brunswick   corporation
                    wholly-owned by Reinsurance Group of America, existing to hold Canadian reinsurance operations.

                         RGA   Financial   Products   Limited:   50%   owned
                         by RGA International Ltd. (100 Class A shares). Consolidated Risk Management Solutions Inc. owns other 50% (100 Class B shares).

                         RGA  Canada  Management  Company,   Ltd.:  a  New
                         Brunswick corporation wholly-owned by G.A. Canadian Holdings, existing to accommodate Canadian investors.

                             RGA Life Reinsurance Company of Canada:
                             wholly-owned by RGA Canada Management Company, Ltd.

          RGA Holdings Limited: holding company formed in the United Kingdom to own two operating companies: RGA Managing Agency Limited and RGA Capital Limited.

                         RGA Capital Limited: company is a corporate member of a Lloyd's life syndicate.

          Benefit Resource Life Insurance Company (Bermuda) Ltd. (fka RGA Insurance Company (Bermuda) Limited): subsidiary formed to engage in insurance business.

          RGA Australian Holdings Pty Limited: holding company formed to own RGA Reinsurance Company of Australia Limited.

                    RGA  Reinsurance  Company of  Australia  Limited:  formed to
                    reinsure  the  life,   health  and   accident   business  of
                    non-affiliated Australian insurance companies.

          RGA South African Holdings (Pty) Ltd.: 100% owned by Reinsurance Group of America, Incorporated formed for the purpose of holding RGA Reinsurance Company of South Africa Limited.

                    RGA Reinsurance Company of South Africa Limited: 100% owned by RGA South African Holdings (Pty) Ltd.

          Security Equity Life Insurance Company: wholly-owned subsidiary, domiciled in New York, engaged in the business of selling life insurance and annuities.

          General American Holding Company: wholly-owned subsidiary owning non-insurance subsidiaries.

               NaviSys Insurance Solutions, Inc. (fka Genelco Incorporated): wholly-owned, second-tier subsidiary engaged in the sale of computer software and in providing third party administrative services.

                    Genelco de Mexico, S.A. de C.V.: 99% owned by NaviSys Insurance Solutions, Inc., engaged in licensing of Genelco software products in Latin America.

                    Genelco Software, S.A.: 99% owned by NaviSys Insurance Solutions, Inc., engaged in licensing of Genelco software products in Spain.

                    Cova  Life  Administration   Services  Company:  51%  owned.
                    Provides administrative services for Cova annuities. (49% owned by Cova Life Management Company.)

               Conning Corporation: 63% owned, second-tier subsidiary formed to own the Conning companies (with the remainder owned by the public).

                    Conning, Inc.: a holding company organized under Delaware law.

                       Conning & Company: a Connecticut corporation engaged in providing asset management and investment advisory services as well as insurance research services.

                               Conning Asset Management Company: a Missouri corporation engaged in providing investment advice.

               Consultec, Inc.: wholly-owned, second-tier subsidiary engaged in providing data processing services for government entities.

               Red Oak Realty Company: wholly-owned, second-tier subsidiary formed for the purpose of investing in and operating real estate.

               GenMark  Incorporated:   wholly-owned,   second-tier   subsidiary
               company acting as distribution company.

                    Stan Mintz Associates, Inc.: wholly-owned subsidiary purchased to maintain a significant marketing presence in the Madison, Wisconsin area upon the retirement of General Agent Stan Mintz.

               White Oak Royalty Company: wholly-owned, second-tier subsidiary formed to own mineral interests.

Mutual funds associated with General American Life Insurance Company:

     General American Capital Company


Item 27.    Number of Contract Owners

     As of ___________, 1999, there were _______ Contract Owners of qualified contracts and ________ contract owners of non-qualified contracts.

Item 28.    Indemnification

Section 351.355 of the Missouri General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Where any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor, indemnification may not be paid where such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation, unless a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity, to any person who is or was a director, officer, employee or agent, provided for in the articles of incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

In accordance with Missouri law, General American's Board of Directors, at its meeting on 19 November 1987 and the policyholders of General American at the annual meeting held on 26 January 1988 adopted the following resolutions:

"BE IT RESOLVED THAT


     1. The company shall indemnify any person who is or was a director, officer, or employee of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him or her in connection with any civil, criminal, administrative or investigative action, proceeding or claim (including an action by or in the right of the company) by reason of the fact that he or she was serving in such capacity if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; provided that such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

     2. The indemnification provided herein shall not be deemed exclusive of any other rights to which a director, officer, or employee may be entitled under any agreement, vote of policyholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, or employee and shall inure to the benefit of the heirs, executors and administrators of such a person."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 29.    Principal Underwriters

     (a) Walnut Street Securities, Inc., serves as the principal underwriter for the variable annuity contracts funded by Separate Account Two. Walnut Street Securities also serves as the principal underwriter for variable life insurance policies funded by Separate Account Eleven of General American.

     (b) Directors and Officers


      Name and Principal Business               Positions and Offices
              Address*                            with Underwriter

      Officers
      Richard J. Miller                         President, Chief
                                                Executive Officer
     Milton F. Svetanics, Jr.                  Vice President,
                                                Secretary, and General
                                                Counsel
      Don P. Wuller                             Senior Vice President,
                                                Administration and Chief
                                                Financial Officer
      Steven D. Anderson                        Vice President
      Stephen E. Abbey                          Vice President,
                                                Compliance and Assistant
                                                Secretary
      E. Thomas Hughes, Jr.                     Treasurer

      Dona L. Barber                            Director
      Kevin C. Eichner                          Director, Chairman
      Nancy L. Gucwa                            Director
      Matthew P. McCauley                       Director
      Richard J. Miller                         Director
      Steven C. Palmitier                       Director
      Milton F. Svetanics, Jr.                  Director
      Bernard H Wolzenski                       Director

* Messrs. Hughes, McCauley, and Svetanics are at 700 Market Street, St. Louis, Missouri 63101. Mr. Wolzenski is at 13045 Tesson Ferry Road, St. Louis, Missouri 63128. Messrs. Abbey, Anderson, Miller, M.M. Nicholson, Palmitier and Wuller are at 400 South Fourth Street, Suite 1000, St. Louis, Missouri 63102.

      (c)   Principal Underwriter
            Walnut Street

            1998 Brokerage          1998 Compensation
            $__________             $____________


Item 30.    Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by General American at its administrative offices, 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

Item 31.    Management Services

All management contracts are discussed in Part A or Part B.

Item 32.    Undertakings and Representations


(a) Registrant undertakes that it will file post-effective amendments to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.


(b) Registrant undertakes to include, as part of the application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to General American at the address or phone number listed in the prospectus.

(d) Registrant represents that it is relying upon a "no-action" letter (No. P-6-88) issued to the American Council of Life Insurance concerning the conflict between the redeemability requirements of sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940 and the limits on the redeemability of variable annuities imposed by section 403(b)(11) of the Internal Revenue Code. Registrant has included disclosure concerning the 403(b)(11) restrictions in its prospectus and sales literature, and established a procedure whereby each plan participant will sign a statement acknowledging these restrictions before the contract is issued. Sales representatives have been instructed to bring the restrictions to the attention of potential plan participants.

(e) General American, of which Registrant forms a part, hereby represents that the fees and charges deducted under the terms of the Contracts are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by General American.


                               SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has caused this Registration Statement to be signed on its behalf in the City of St. Louis and State of Missouri, on this 26th day of February, 1999.


                                    GENERAL AMERICAN SEPARATE
                                    ACCOUNT TWO (REGISTRANT)

                                    By:   GENERAL AMERICAN LIFE
                                          INSURANCE COMPANY
                                          (Depositor)


                                    By:/s/RICHARD A. LIDDY
                                       --------------------------


                                    GENERAL AMERICAN LIFE
                                    INSURANCE COMPANY
                                    (Depositor)



                                    By:/s/ROBERT J. BANSTETTER, SR.
                                       ----------------------------





Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                           Title                                     Date



/s/RICHARD A. LIDDY                                                          2/26/99
-----------------------
Richard A. Liddy                    Chairman, President,
                                    Chief Executive Officer and
                                    Director
                                    (Principal Executive Officer)

/s/DAVID L. HERZOG
-----------------------             Vice President and Chief Financial       2/26/99
David L. Herzog                     Officer


*
August A. Busch, III                Director                                 2/26/99

*
William E. Cornelius                Director                                 2/26/99

*
John C. Danforth                    Director                                 2/26/99

*
Bernard A. Edison                   Director                                 2/26/99

*
William E. Maritz                   Director                                 2/26/99

*
Craig D. Schnuck                    Director                                 2/26/99

*
William P. Stiritz                  Director                                 2/26/99

*
Andrew C. Taylor                    Director                                 2/26/99


*
H. Edwin Trusheim                   Director                                 2/26/99


*
Robert L. Virgil, Jr.               Director                                 2/26/99


*
Virginia V. Weldon                  Director                                 2/26/99


*
Ted C. Wetterau                     Director                                 2/26/99



*By /s/MATTHEW P. McCAULEY
    -----------------------
    Matthew P. McCauley


* Original powers of attorney authorizing Matthew P. McCauley to sign the Registration Statement and amendments thereto on behalf of the Directors of General American Life Insurance Company have been filed previously.

                                   EXHIBITS TO

                       POST-EFFECTIVE AMENDMENT NO. 44 TO

                                    FORM N-4

                      GENERAL AMERICAN SEPARATE ACCOUNT TWO


                                INDEX TO EXHIBITS

Exhibit                                          Page

(To be filed by amendment)